Taxes Payable (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Taxes Payable
EIT payable	¥ 152,250		¥ 134,304
VAT payable	56,818		92,043
Withholding individual income taxes for employees	33,208		42,051
Withholding income tax payable	29,876		41,626
Others	133,735		118,908
Total	¥ 405,887	$ 58,041	¥ 428,932